                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                (INCLUDING ANY ASSOCIATED STOCK PURCHASE RIGHTS)

                                       OF

                         GUARANTY NATIONAL CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 8, 1996

                                       BY

                           ORION CAPITAL CORPORATION

                  AND CERTAIN OF ITS WHOLLY-OWNED SUBSIDIARIES

        THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JUNE 5, 1996,
                         UNLESS THE OFFER IS EXTENDED.

                    To: State Street Bank and Trust Company
                                   Depositary:

            By Mail:                     By Overnight Courier:                    By Hand:
   State Street Bank and Trust        State Street Bank and Trust              Bank of Boston
             Company                            Company                     c/o Boston Equiserve
    Corporate Reorganization           Corporate Reorganization            55 Broadway, 3rd Floor
         P. O. Box 9061                    2 Heritage Drive                  New York, NY 10006
      Boston, MA 02205-8686             North Quincy, MA 02171

                      Facsimile Transmission Copy Number:
                                 (617) 774-4519

                            Confirm by telephone to:
                                 (617) 774-4511

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
      ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined in the Offer to Purchase dated May 8, 1996 (the "Offer to Purchase")) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company or The Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available or who cannot deliver their certificates (or who cannot comply with the book-entry transfer procedures on a timely basis) and all other documents required hereby to the Depositary at or prior to the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution
       -------------------------------------------------------------------------
       Check Box of Applicable Book-Entry Transfer Facility:

            / / The Depository Trust Company

            / / The Philadelphia Depository Trust Company

       Account Number
       -------------------------------------------------------------------------
       Transaction Code Number
       -------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

       Name(s) of Registered Holder(s)
       -------------------------------------------------------------------------

       Date of Execution of Notice of Guaranteed Delivery
            --------------------------------------------------------------------

       Name of Institution which Guarantees Delivery
       -------------------------------------------------------------------------

                          SPECIAL TENDER INSTRUCTIONS

     Shareholders may wish, for tax planning purposes, to designate the specific order in which they desire their shares to be accepted for payment in the event of proration. Each shareholder is urged to consult his tax advisor with respect to such considerations.

- --------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

- ------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                            CERTIFICATE(S) TENDERED
                       (PLEASE FILL IN, IF BLANK)                           (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL NUMBER
                                                                                               OF SHARES         NUMBER OF
                                                                            CERTIFICATE      REPRESENTED BY        SHARES
                                                                             NUMBER(S)      CERTIFICATE(S)*      TENDERED**
                                                                         ------------------------------------------------------
                                                                         ------------------------------------------------------
                                                                         ------------------------------------------------------
                                                                         ------------------------------------------------------
                                                                         ------------------------------------------------------
                                                                         ------------------------------------------------------
                                                                            Total Shares
- ------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate delivered to the Depositary are being tendered. See Instruction 4.

- --------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Orion Capital Corporation, a Delaware corporation ("Orion"), on its behalf and on behalf of The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, EBI Indemnity Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut and Security Insurance Company of Hartford, certain of its wholly-owned subsidiaries (Orion Capital Corporation and such subsidiaries being collectively referred to herein as the "Purchasers"), and to each of them the above-described shares of Common Stock, par value $1.00 per share (the "Shares"), of Guaranty National Corporation, a Colorado corporation (the "Company"), associated Rights in accordance with the Purchasers' offer to purchase up to 4,600,000 of the outstanding Shares at a price of $17.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, as it may be amended or supplemented from time to time, and this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to Shares shall include the associated Rights and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement, including the right to receive any payment due upon redemption of the Rights. The undersigned understands that each Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Shares tendered pursuant to the Offer. Capitalized terms not defined herein shall have the meanings attributed to them in the Offer to Purchase.

     The undersigned hereby irrevocably appoints W. Marston Becker and Michael
P. Maloney and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and Distributions as defined below) which have been accepted for payment by the Purchasers prior to the time of such vote or action and which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchasers in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchasers reserve the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such Shares, the Purchasers are able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     Subject to, and effective upon, acceptance for payment of, and payment for the Shares tendered herewith in accordance with the terms of the Offer, as the same may be extended or amended, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchasers, and each of them, all right, title and interest in and to all of the Shares that are being tendered hereby or orders the registration of such Shares delivered by book-entry transfer, and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after May 8, 1996 and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions"), and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), and any such other Shares, securities or rights (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or any such other Shares (and all Distributions), securities or rights, or transfer ownership of such Shares (and all Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Purchasers, (b) present such Shares, or any such other Shares, securities or rights, for transfer on the Company's books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, or any such other Shares, securities or rights, all in accordance with the terms of the Offer.

     Notwithstanding anything to the contrary herein, no deduction from the purchase price of $17.50 per Share pursuant to the Offer will be made with respect to any dividend not in excess of $0.125 per Share which may be declared by the Board of Directors of the Company to stockholders of record on any date prior to June 5, 1996.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and any and all other Shares or other securities (and Distributions) or rights at any time issued or issuable in respect of such Shares and that when the same are accepted by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and any and all other Shares or other securities or rights at any time issued or issuable in respect thereof. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchasers any and all other Shares or other securities or rights issued to the undersigned on or after May 8, 1996 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurances thereof, the Purchasers shall be entitled to all rights and privileges as owner of any such Shares or other securities or rights and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Orion on behalf of the Purchasers, in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchasers' acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchasers upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     Specifically, the undersigned understands that if more than 4,600,000 shares are validly tendered and not withdrawn in accordance with Section 4 of the Offer to Purchase, shares so tendered and not withdrawn will be accepted on a pro rata basis as described in the Offer to Purchase.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchasers have no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) hereof if the Purchasers do not purchase any of the Shares tendered hereby.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover.

   Issue:  / / Check  / / Share Certificate (s) to:

   Name:
   ----------------------------------------------------------------------
                                 (PRINT)

   Address:
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
                                 (ZIP CODE)

   ----------------------------------------------------------------------
                          TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER

   / / Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:
                          / /  DTC          / /  PDTC

   ------------------------------------------------------------
                                (Account Number)

                   (See Substitute Form W-9 on reverse side)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Deliver:  / / Check  / / Share Certificate (s) to:

   Name:
   ---------------------------------------------------------------------
                                  (PRINT)

   Address:
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------
                                 (ZIP CODE)

   ----------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                   IMPORTANT

                            SHAREHOLDERS:  SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

            --------------------------------------------------------

            --------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

            Dated:
            ------------------------------------------------ , 1996

                 (Must be signed by registered holder(s) exactly as
            name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

            Name(s):------------------------------------------------

            --------------------------------------------------------
                                 (PLEASE PRINT)

            Capacity (Full Title)
                            ----------------------------------------

            Address
                  --------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

            Area Code and Telephone No.:
                                  ----------------------------------

            Taxpayer Identification or Social Security No.:
                                           -------------------------
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

            Authorized Signature:
                            ----------------------------------------

            Name (Please print):
                            ----------------------------------------

            Name of Firm:
                       ---------------------------------------------

            Address:
                  --------------------------------------------------

            --------------------------------------------------------
                               (INCLUDE ZIP CODE)

            Area Code and Telephone Number:
                                     -------------------------------

            Dated: __________________________________, 1996

            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
            GUARANTEE IN SPACE BELOW.
- --------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Certificates need not be endorsed and stock powers and signature guarantees are unnecessary unless (a) a certificate is registered in a name other than that of the person surrendering the certificate, or (b) such registered holder (which term for purposes of this document, shall include any participant in a Book-Entry Facility whose name appears on a security position listing as the owner of the Shares) completes the Special Payment Instructions or Special Delivery Instructions. In the case of (a) above, such certificates must be duly endorsed or accompanied by a properly executed stock power, with the endorsement or signature on the stock power and on the Letter of Transmittal guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of the Securities Transfer Association's approved medallion program (such as STAMP, SEMP, or MSP) (an "Eligible Institution"), unless surrendered for the account of such Eligible Institution. In the case of (b) above, the signature on the Letter of Transmittal must be similarly guaranteed. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or confirmation of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front side hereof prior to the Expiration Date (as defined in the Offer to Purchase) or the tendering stockholder must comply with the procedures referred to in the next sentence. Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchasers must be received by the Depositary prior to the Expiration Date and (iii) the share certificates for all tendered Shares, in proper form for transfer (or confirmation of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer), together with this Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message), properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The Notice of Guaranteed Delivery must be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail and must include a guarantee of an Eligible Institution in the form set forth on the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders. (Applicable to Certificate Stockholders only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchasers of their authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for Shares not tendered or purchased are to be issued, to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this instrument. Any such transfer taxes applicable to the transfer and sale to the Purchasers pursuant to the Offer will be paid by or on behalf of the Purchasers. If, however, payment of the purchase price is to be made to, or certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be issued to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer (i.e., Book-Entry Stockholders) may request that Shares not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such Book-Entry Stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to indicate that the stockholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     9. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their addresses set forth below.

     10. Waiver of Conditions. The conditions of the Offer may be waived by the Purchasers, in whole or in part, at any time in their sole discretion in the case of any Shares tendered.

     11. Order in Which Shares Will Be Accepted (Not applicable to shareholders who tender by book-entry transfer). In the event of proration, the Shares listed in the box captioned "Description of Shares Tendered" will be accepted for payment in the order in which certificate numbers of such shares are listed. Tendering stockholders who wish to have Shares accepted for payment in a specific order in the event of proration should list the Shares in that order in the box captioned "Description of Shares Tendered."

     12. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificates(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of all payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)

- --------------------------------------------------------------------------------
PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY
- ---------------------------------------------------------------------------------------------------------
                                 PART 1--PLEASE PROVIDE YOUR TIN IN THE Social Security Number or
                                 BOX AT RIGHT AND CERTIFY BY SIGNING    Employer ID Number
SUBSTITUTE                       AND DATING BELOW.                      ------------------------------
Form W-9                         ------------------------------------------------------------------------
                                  PART 2--CERTIFICATIONS--Under penalties of perjury, I certify that:
                                  (1) The number shown on this form is my correct Taxpayer Identification
Department of the Treasury            Number (or I am waiting for a number to be issued to me and have
Internal Revenue Service              checked the box in Part 3) and
                                  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                                      Internal Revenue Service (the "IRS") that I am subject to backup
Payer's Request for Taxpayer          withholding as a result of a failure to report all interest or
Identification Number ("TIN")         dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                 ------------------------------------------------------------------------
                                                                                                 PART 3
                                 SIGNATURE  __________________________  DATE  ______________    Awaiting
                                                                                                TIN  / /
- ---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature:                               Date:
- -----------------------------------      --------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                          Call Collect: (212) 269-5550
                         CALL TOLL FREE (800) 829-6551

                      THE DEALER MANAGER FOR THE OFFER IS:
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                                277 Park Avenue
                            New York, New York 10172
                         (212) 892-7700 (Call Collect)